EMPLOYEE BENEFIT PLANS Rate of return and discount rates accounting policy (Policies)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Pension and Other Postretirement Plans, Policy [Policy Text Block]
We have defined benefit retirement plans covering certain full-time employees. We sponsor welfare plans that provide postretirement medical and life insurance benefits to certain employees who retire with at least five years of service.  Our actuarial consultant calculates the expense and liability related to these plans and uses statistical and other factors that attempt to anticipate future events.  These factors include assumptions about the discount rate, expected return on plan assets, rate of future compensation increases, age and employment periods.  In determining the projected benefit obligations and costs, assumptions can change from period to period and may result in material changes in the costs and liabilities we recognize.  See Note M for more discussion of pension and postretirement employee benefits.

We determine our overall expected long-term rate of return on plan assets based on our review of historical returns and economic growth models.

We determine our discount rates annually.  We estimate our discount rate based upon a comparison of the expected cash flows associated with our future payments under our pension and postretirement obligations to a hypothetical bond portfolio created using high-quality bonds that closely match expected cash flows.  Bond portfolios are developed by selecting a bond for each of the next 60 years based on the maturity dates of the bonds.  Bonds selected to be included in the portfolios are only those rated by Moody’s as AA- or better and exclude callable bonds, bonds with less than a minimum issue size, yield outliers and other filtering criteria to remove unsuitable bonds.